                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:

     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))


     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                       Rockwell International Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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

                                                      [ROCKWELL AUTOMATION LOGO]


December 17, 2001


Dear Shareowner:

You are cordially invited to attend the annual meeting of shareowners of the Corporation.

The meeting will be held in The Grand Ballroom at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on Wednesday, February 6, 2002, at 10 a.m. (Central Standard Time). At the meeting there will be a current report on the activities of the Corporation followed by discussion and action on the matters described in the Proxy Statement. Shareowners will then have an opportunity to comment on or to inquire about the affairs of the Corporation that may be of interest to shareowners generally.


If you plan to attend the meeting, please request an admittance card in one of the ways described in the box on the last page of the Proxy Statement.


We sincerely hope that as many shareowners as can conveniently attend will do so.

Sincerely yours,

/s/ Don H. Davis, Jr.
Don H. Davis, Jr.

Chairman of the Board and Chief Executive Officer

                       ROCKWELL INTERNATIONAL CORPORATION
                  _____________________________________________
             777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                  Notice of 2002 Annual Meeting of Shareowners

TO THE SHAREOWNERS OF
ROCKWELL INTERNATIONAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareowners of Rockwell International Corporation will be held in The Grand Ballroom at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on Wednesday, February 6, 2002, at 10 a.m. (Central Standard Time) for the following purposes:


     (a) to elect three members of the Board of Directors of the Corporation with terms expiring at the Annual Meeting in 2005;


     (b) to consider and vote on a proposal to approve the selection by the Board of Directors of the firm of Deloitte & Touche LLP as auditors of the Corporation;

     (c) to consider and vote on a proposal to amend the Corporation's Restated Certificate of Incorporation to change the name of the Corporation from Rockwell International Corporation to Rockwell Automation, Inc.; and

     (d) to transact such other business as may properly come before the meeting.

     Only shareowners of record at the close of business on December 10, 2001, will be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors.

/s/ William J. Calise, Jr.
William J. Calise, Jr.
Secretary


December 17, 2001


 NOTE: THE BOARD OF DIRECTORS SOLICITS VOTES BY THE EXECUTION AND PROMPT RETURN
                                     OF THE
      ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE OR BY USE OF THE
             CORPORATION'S TELEPHONE OR INTERNET VOTING PROCEDURES.

                       Rockwell International Corporation

                                Proxy Statement

     The 2002 Annual Meeting of Shareowners of Rockwell International Corporation will be held on February 6, 2002, for the purposes set forth in the accompanying Notice of 2002 Annual Meeting of Shareowners. This statement and the accompanying proxy, which are first being sent to shareowners on or about December 21, 2001, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at the meeting and at any adjournment thereof. If a shareowner duly executes and returns a proxy in the accompanying form or uses the Corporation's telephone or internet voting procedures to authorize the named proxies to vote the shareowner's shares, those shares will be voted as specified, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy and any votes cast using the Corporation's telephone or internet voting procedures may be revoked prior to exercise by delivering written notice of revocation to the Secretary of the Corporation, by executing a later dated proxy, by casting a later vote using the telephone or internet voting procedures or by attending the meeting and voting in person.

     The Corporation, which was incorporated in 1996, is the successor to the former Rockwell International Corporation, which was incorporated in 1928, as the result of a tax-free reorganization completed December 6, 1996. References in this Proxy Statement to the Corporation, Board of Directors and executive officers of the Corporation with respect to periods on or prior to December 6, 1996 shall mean, unless otherwise stated, the predecessor corporation and its Board of Directors and executive officers.


     It is the Corporation's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The inspectors of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.



     For shareowners participating in the Mellon Investor Services Program for Rockwell Shareowners, the administering bank will vote the shares that it holds for a participant's account only in accordance with the proxy returned by the participant to the Corporation, or in accordance with instructions given pursuant to the Corporation's telephone or internet voting procedures.


                               VOTING SECURITIES


     On December 10, 2001, the record date for the meeting, the Corporation had outstanding 183,976,715 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held. The following table shows, as of December 10, 2001, information with respect to the persons known to the Corporation, based on statements filed with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange Act or otherwise furnished to the Corporation, to be the beneficial owner of more than 5% of any class of the Corporation's outstanding voting securities.



                                                                                       Percent
    Title of Class          Name and Address of Beneficial Owner        Shares       of Class(1)
    --------------          ------------------------------------        ------       -----------
Common Stock             Wells Fargo Bank, N.A., as Trustee(2)       21,845,870(2)      11.9%
                         707 Wilshire Boulevard
                         Los Angeles, CA 90017


---------

(1) The percentage of class owned has been computed in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.


(2) Shares are held as trustee under the Corporation's savings plans for participating employees and former employees of the Corporation or its predecessors. The trustee will vote the shares held on account of participants in accordance with written instructions from the participants, or instructions from the participants given pursuant to the Corporation's telephone or internet voting procedures, and where no instructions are received, as the trustee deems proper. The trustee has no investment power with respect to the shares held on account of participants unless a tender offer is made for the shares and the participant provides no instructions to the trustee.

                             ELECTION OF DIRECTORS

     The Corporation's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits but that no decrease in the number of directors shall shorten the term of any director.


     There are two directors whose terms expire at the 2002 Annual Meeting, both of whom have been designated by the Board as nominees for election as directors at the 2002 Annual Meeting. In addition, two directors whose terms would have expired at the 2002 and 2004 Annual Meetings resigned during the year. Mr. Robert B. Shapiro, a member of the Audit and Board Composition Committees of the Board, resigned effective July 6, 2001, and George L. Argyros, a member of the Board Composition and Technology, Environmental and Social Responsibility Committees of the Board, resigned effective November 16, 2001. Accordingly, the Board decreased the number of directors of the Corporation to eight, three of whom will be directors in each of the classes with terms extending to the 2003 and 2004 Annual Meetings and two of whom will be directors in the class with terms extending to the 2005 Annual Meeting and until their successors are elected and qualify. The Board subsequently approved an increase in the number of directors to nine effective immediately prior to the 2002 Annual Meeting, with such additional director being in the class with terms extending to the 2005 Annual Meeting and until their successors are elected and qualify. The Board has designated Kenneth F. Yontz as an additional nominee for election as a director at the 2002 Annual Meeting.



     It is intended that proxies in the accompanying form properly executed and returned to the Corporation's proxy tabulator or shares properly authorized to be voted in accordance with the Corporation's telephone or internet voting procedures will be voted at the meeting, unless authority to do so is withheld, for the election as directors of the three nominees specified in Nominees for Directors with Terms Expiring in 2005 below. If for any reason any of those nominees is not a candidate (which is not expected) when the election occurs, it is expected that proxies in the accompanying form will be voted at the meeting for the election of a substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors.


       INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     There is shown below for each nominee for director and each continuing director, as reported to the Corporation, the name, age and principal occupation; the position, if any, with the Corporation; the period of service as a director of the Corporation (or a predecessor corporation); other directorships held; and the committees of the Board of Directors on which the nominee or continuing director serves.

--------------------------------------------------------------------------------

               NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2005
--------------------------------------------------------------------------------

[ROCKWELL PHOTO]
                  BRUCE M. ROCKWELL          DIRECTOR SINCE 1969          AGE 62

                  Vice Chairman, First of Michigan Division of Fahnestock & Co. Inc., member New York Stock Exchange (Investment Banking). Mr. Rockwell is Chairman of the Technology, Environmental and Social Responsibility Committee and a member of the Audit and Compensation and Management Development Committees of the Board. He joined First of Michigan Corporation in 1961 and was elected Senior Vice President in 1983, assuming his present position in March 1998 prior to the acquisition of First of Michigan by Fahnestock & Co. He is past chairman of the Municipal Advisory Council of Michigan and past President of the Bond Club of Detroit. He also serves as a board member of a number of civic and community organizations.

--------------------------------------------------------------------------------

[TOOT PHOTO]
                  JOSEPH F. TOOT, JR.         DIRECTOR SINCE 1977         AGE 66


                  Retired President and Chief Executive Officer, The Timken Company (Tapered Roller Bearings and Specialty Steel). Mr. Toot is a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined The Timken Company in 1962 and served in various senior executive positions until his election as President in 1979 and Chief Executive Officer in 1992. He retired as President and Chief Executive Officer in December 1997 and then served as Chairman of the Executive Committee -- Board of Directors from January 1998 until April 2000. Mr. Toot has served as a director of Timken since 1968. He is a director of Rockwell Collins, Inc. and a member of the Supervisory Board of PSA Peugeot Citroen. Mr. Toot has also served as a director, officer, trustee or member of various community, charitable and philanthropic organizations.


--------------------------------------------------------------------------------

[YONTZ PHOTO]

                  KENNETH F. YONTZ               NEW NOMINEE              AGE 57



                  Chairman of the Board, Apogent Technologies Inc. (Laboratory and Life Sciences Company) and Sybron Dental Specialties Inc. (Dental Supplies, Orthodontic Appliances and Related Products) (successor companies to Sybron International Corporation).
                   Mr. Yontz served as Chairman, President and Chief Executive
                  Officer of Sybron International Corporation from October 1987 until December 2000. Mr. Yontz is a director of Viasystems Group, Inc. and also serves as a director or member of a number of civic and community organizations.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2003

--------------------------------------------------------------------------------

[ALEWINE PHOTO]
                  BETTY C. ALEWINE           DIRECTOR SINCE 2000          AGE 53

                  Retired President and Chief Executive Officer, COMSAT Corporation (Global Satellite Services and Digital Networking Services and Technology). Ms. Alewine is a member of the Audit and Technology, Environmental and Social Responsibility Committees of the Board. She joined COMSAT in 1986 as Vice President of Sales and Marketing, then as the Vice President and General Manager and in 1994 as President of COMSAT International, the Company's largest operating unit. Ms. Alewine was named Chief Executive Officer of COMSAT in July 1996 and served in that position until the merger of COMSAT and Lockheed Martin Corporation in August 2000. Ms. Alewine is a director of the New York Life Insurance Company and The Pittston Company. She also serves as a director or member of a number of civic and educational organizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[COOK PHOTO]
                  J. MICHAEL COOK           DIRECTOR SINCE 2000           AGE 59


                  Retired Chairman and Chief Executive Officer, Deloitte & Touche LLP (Professional Services). Mr. Cook is Chairman of the Audit Committee and a member of the Board Composition Committee of the Board. Mr. Cook served as Chairman and Chief Executive Officer of Deloitte & Touche from 1989 until May 1999. He also served as Chairman of the Deloitte & Touche Foundation and a member of the Board of Deloitte Touche Tohmatsu. Mr. Cook serves as a member of the Board of Overseers of the Columbia Business School. He is a director of AT&T Corp., The Dow Chemical Company, HCA Inc. and International Flavor & Fragrances, Inc. Mr. Cook is a Trustee of the Fidelity Group of Mutual Funds. He also serves as a director or member of a number of other civic and educational organizations.


--------------------------------------------------------------------------------

[NICHOLS PHOTO]
                  JOHN D. NICHOLS           DIRECTOR SINCE 1988           AGE 71


                  Retired Chairman of the Board and Chief Executive Officer, Illinois Tool Works Inc. (Engineered Components and Industrial Systems and Consumables). Mr. Nichols is Chairman of the Compensation and Management Development Committee and a member of the Audit Committee of the Board. He joined Illinois Tool Works in 1980 as Executive Vice President and was named President, Chief Operating Officer and a director in 1981 and Chairman in 1986. He served as Chief Executive Officer from 1982 through August 1995. He is a director of Household International, Inc. and Philip Morris Companies Inc. Mr. Nichols also serves as a director or member of a number of civic and community organizations.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004

--------------------------------------------------------------------------------

[DAVIS PHOTO]
                  DON H. DAVIS, JR.          DIRECTOR SINCE 1995          AGE 62


                  Chairman of the Board and Chief Executive Officer. Mr. Davis has been Chairman of the Board since February 1998 and Chief Executive Officer since October 1997. He was President from July 1995 to October 1997. Mr. Davis is a director of Illinois Tool Works Inc. and Apogent Technologies Inc. He is a member of The Business Council, The Business Roundtable, former Chairman of the Board of Governors of the National Electrical Manufacturers Association and also a director, trustee or member of a number of other business, educational and civic organizations.


--------------------------------------------------------------------------------

[GRAY PHOTO]
                  WILLIAM H. GRAY, III         DIRECTOR SINCE 1994        AGE 60

                  President and Chief Executive Officer, The College Fund/UNCF (Educational Assistance). Mr. Gray is a member of the Board Composition and Technology, Environmental and Social Responsibility Committees of the Board. He has been President of The College Fund/UNCF since September 1991 and senior minister, Bright Hope Baptist Church in Philadelphia since 1972. He served in Congress from 1979 to 1991, as House Majority Whip, Chair of the Democratic Caucus and the House Budget Committee and on the House Appropriations Committee. In addition, he has taught at St. Peter's College and Temple University. Mr. Gray is a director of J. P. Morgan Chase & Co., Dell Computer Corporation, Electronic Data Systems Corporation, MBIA, Inc., Pfizer Inc., The Prudential Insurance Company of America, Viacom Inc. and Visteon Corporation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[McCORMICK PHOTO]
                  WILLIAM T. MCCORMICK, JR.      DIRECTOR SINCE 1989      AGE 57

                  Chairman of the Board and Chief Executive Officer, CMS Energy Corporation (Diversified Energy Company). Mr. McCormick is Chairman of the Board Composition Committee and a member of the Compensation and Management Development Committee of the Board. He has been Chairman of the Board and Chief Executive Officer of CMS Energy Corporation since November 1985. Before joining CMS, he had been Chairman and Chief Executive Officer of American Natural Resources Company and Executive Vice President and a director of its parent corporation, The Coastal Corporation. Mr. McCormick is a director of Bank One Corporation and Schlumberger Ltd. Among his other activities, he serves as a director of the Edison Electric Institute and the U.S. Chamber of Commerce.
--------------------------------------------------------------------------------

                       BOARD OF DIRECTORS AND COMMITTEES

     The business of the Corporation is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. In the 2001 fiscal year, the Board held eight meetings and acted on five occasions by unanimous written consent in lieu of a meeting. Average attendance by incumbent directors at Board and Committee meetings was 92%, and all of the directors attended 88% or more of the meetings of the Board and the Committees on which they served except Mr. Gray. Mr. Gray, whose attendance at Board and Committee meetings has been exemplary over his seven years of Board service, did not attend two sessions of meetings during fiscal 2001, once due to illness, and therefore attended 45% of the meetings of the Board and Committees on which he served.


     The Audit Committee is presently composed of four non-employee directors. It assists the Board in overseeing the integrity of the Corporation's financial statements, its compliance with legal and regulatory requirements and the independence and performance of its internal and external auditors. The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is attached as Appendix A to this Proxy Statement. The Committee met four times during the 2001 fiscal year.


     The principal functions of the Board Composition Committee are to consider and recommend to the Board qualified candidates for election as directors of the Corporation and periodically to prepare and submit to the Board for adoption the Committee's selection criteria for director nominees. The Committee also annually assesses the performance of the Board of Directors as a whole and of the individual directors and reports thereon to the Board. The Committee, which is composed of four non-employee directors, met once during the 2001 fiscal year. Shareowners wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its World Headquarters in Milwaukee, Wisconsin, giving the candidate's name, biographical data and qualifications. Any such recommendation must be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

     The four members of the Compensation and Management Development Committee are non-employee directors and are ineligible to participate in any of the plans or programs which are administered by the Committee except the Directors Stock Plan. The principal functions of the Compensation and Management Development Committee are to evaluate the performance of the Corporation's senior executives and plans for management succession and development, to consider the design and competitiveness of the Corporation's compensation plans, to review and approve senior executive compensation and to administer the Corporation's incentive, deferred compensation, stock option and long-term incentives plans pursuant to the terms of the respective plans. The Committee met four times and acted on one occasion by unanimous written consent in lieu of a meeting during the 2001 fiscal year.

     The Technology, Environmental and Social Responsibility Committee is composed of three non-employee directors. The Committee reviews and assesses the Corporation's technological activities as well as its policies and practices in the following areas: employee relations, with emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met twice during the 2001 fiscal year.


     The Executive Committee, which was composed of the Chairman of the Board and three non-employee directors of the Corporation, was empowered to exercise, when the Board of Directors was not in session, all the powers of the Board except certain reserved powers. The Executive Committee was terminated before the Annual Meeting held in February 2001. The Committee did not meet during fiscal 2001.



     In February 2001, the Board formed a special committee known as the Collins Transaction Committee to take certain action with respect to the spin-off by the Corporation of its Rockwell Collins avionics and communications business, which was completed on June 29, 2001. The Committee was composed of four non-employee directors. The Committee met three times and acted on one occasion by unanimous written consent in lieu of a meeting during fiscal 2001.



     During the 2001 fiscal year, non-employee directors of the Corporation received an annual retainer of $60,000, of which $33,000 was paid in cash and $27,000 was paid by delivery of restricted shares of Common Stock, for Board service, together with a retainer for service on each Board committee at the annual rate of $4,000 ($5,000 for Chairmen) for service on the Audit and Compensation and Management Development Committees and $2,000 ($3,000 for Chairmen) for service on each other Board committee. Members of the Collins Transaction Committee received $1,000 for each meeting attended in person. Each non-employee director also received a grant of 400 shares of Common Stock immediately after the Annual Meeting of Shareowners in February 2001. On the same date, each non-employee director received a grant of options under the Directors Stock Plan to purchase 1,000 shares of Common Stock. In accordance with the Directors Stock Plan, the options (i) were granted at an exercise price of $46.89 per share, the closing market price on the date of grant, and (ii) become exercisable in three substantially equal installments on the first, second and third anniversaries of the grant date. The options were adjusted on June 29, 2001 to preserve the intrinsic value of the options following the pro rata distribution of shares of Rockwell Collins. On July 31, 2001, each non-employee director received a grant of options pursuant to Board resolutions to purchase 7,000 shares of Common Stock at an exercise price of $16.05 per share, the closing market price on the date of grant. The options become exercisable in three substantially equal installments on the first, second and third anniversaries of the grant date. The average of retainer fees (including the annual stock grants) paid or deferred by non-employee directors for the 2001 fiscal year was $87,080 (determined by valuing the February 2001 stock grant at $46.89 per share, the closing price on the date the shares were issued before adjustment for the Rockwell Collins spin-off). In addition, the stock options granted under the Directors Stock Plan and pursuant to Board resolutions to each director to whom a grant was made had a fair value of $16.55 and $3.76 per option share, for the February and July 2001 option grants, respectively, based on the Black-Scholes option pricing methodology using the following assumptions and inputs: options exercised after 7 1/2 years, expected stock price volatility of 0.33 and 0.28, dividend yield of 2.29% and 4.20% and an interest rate of 5.173% and 5.05% for the February and July 2001 grants, respectively. The interest rates represent the zero coupon Treasury bond rates with maturity dates 7 1/2 years from the respective grant dates.


     Under the terms of the directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, under the Directors Stock Plan, each director has the opportunity each year to defer all the annual grant of shares and all or any portion of the cash retainers by electing to receive restricted shares valued at the closing price on the New York Stock Exchange--Composite Transactions on the date of the annual grant and the date each retainer payment would otherwise be made in cash.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the New York Stock Exchange, has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of the Corporation's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

     The Audit Committee is responsible for overseeing the Corporation's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2001, the Audit Committee:

     - Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2001 with management and Deloitte & Touche LLP ("D&T"), the Corporation's independent auditors;

     - Discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit; and

     - Received written disclosures and the letter from D&T regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with D&T their independence.

     The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and D&T, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 for filing with the Securities and Exchange Commission.

                                AUDIT COMMITTEE
                           J. Michael Cook, Chairman
                                Betty C. Alewine
                                John D. Nichols

                  OWNERSHIP BY MANAGEMENT OF EQUITY SECURITIES


     The following table shows the beneficial ownership, reported to the Corporation as of November 1, 2001, of the Corporation's Common Stock, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act, of each director, each nominee for director, each executive officer listed in the table on page 9 and of such persons and other executive officers as a group.



                                                                    Beneficial Ownership on
                                                                       November 1, 2001
                                                              -----------------------------------
                                                                                       Percent of
                            Name                              Shares(1)                 Class(2)
                            ----                              ---------                 --------
Betty C. Alewine............................................      4,434(3,4)               --
J. Michael Cook.............................................      6,207(3,4)               --
Don H. Davis, Jr............................................  1,464,108(4,5,6)             --
William H. Gray, III........................................      9,413(3,4)               --
William T. McCormick, Jr....................................     16,985(3,4)               --
John D. Nichols.............................................     27,954(3,4)               --
Bruce M. Rockwell...........................................     46,297(3,4)               --
Joseph F. Toot, Jr..........................................     25,846(3,4)               --
Kenneth F. Yontz............................................     20,000                    --
William J. Calise, Jr.......................................    408,263(4,5)               --
Keith D. Nosbusch...........................................    439,998(4,5)               --
Joseph D. Swann.............................................    261,000(4,5)               --
Michael A. Bless............................................    101,057(4,5)               --
W. Michael Barnes...........................................    802,579(4,5)               --
All of the above and other executive officers as a group (23
  persons)..................................................  4,005,211(4,5)              2.1%


---------

(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2) The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.


(3) Includes 3,626; 5,024; 3,346; 4,633; 11,168; 4,233 and 5,433 shares granted as restricted stock under the Directors Stock Plan or otherwise as compensation for services as directors for Ms. Alewine and Messrs. Cook, Gray, McCormick, Nichols, Rockwell, and Toot, respectively.



(4) Includes shares which may be acquired upon the exercise of outstanding stock options within 60 days as follows: 333; 83; 1,384,683; 4,352; 4,352; 14,073;
    4,352; 9,213; 386,596; 421,824; 253,839; 92,301; 710,214 and 3,624,425 for
    Ms. Alewine and Messrs. Cook, Davis, Gray, McCormick, Nichols, Rockwell, Toot, Calise, Nosbusch, Swann, Bless, Barnes and the group, respectively. Does not include 55,450 and 90,000 shares which may be acquired on exercise of outstanding options granted to Messrs. Davis and Barnes, respectively, that have been assigned to or for the benefit of family members and are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.



(5) Includes shares held under the Corporation's savings plan as of November 1, 2001. Does not include 16,990; 2,702; 1,467; 4,344; 994; 3,930 and 31,379 share equivalents for Messrs. Davis, Calise, Nosbusch, Swann, Bless, Barnes and the group, respectively, held under the Corporation's supplemental savings plan and for Mr. Barnes under the Rockwell Collins supplemental savings plan, as of November 1, 2001.


(6) Includes 14,166 shares granted as restricted stock in partial payment of a bonus for fiscal year 1995 and a long-term incentive payment earned for a three-year performance period ended September 30, 1995 and 7,792 and 17,500 shares granted as restricted stock in partial payments of bonuses for fiscal years 1997 and 1999, respectively.

                             EXECUTIVE COMPENSATION


     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Corporation for the fiscal years ended September 30, 2001, 2000, and 1999, of (i) the chief executive officer of the Corporation, (ii) the other four most highly compensated executive officers of the Corporation at September 30, 2001 and (iii) one other person who was an executive officer during fiscal 2001 and would have been included under clause (ii) if he had remained an executive officer at September 30, 2001 (the Named Officers):


                           SUMMARY COMPENSATION TABLE


                                                                                                                      All Other
                                         Annual Compensation                      Long-Term Compensation           Compensation(1)
                             -------------------------------------------   -------------------------------------   ---------------
                                                                                    Awards             Payouts
                                                                           ------------------------    -------
                                                                           Restricted
                                                               Other         Stock         Stock      Long-Term
                                                               Annual        Awards       Options     Incentive
Name and Principal Position  Year   Salary     Bonus(2)     Compensation    (Shares)    (Shares)(3)   Payouts(4)
---------------------------  ----   ------     --------     ------------    --------    -----------   ----------
Don H. Davis, Jr. .........  2001  $900,000          -0-      $34,053           --        330,000           -0-            -0-
 Chairman of the Board &     2000   900,000   $1,300,000       30,179           --        330,000           -0-            -0-
 Chief Executive Officer     1999   775,000    1,750,000(5)    25,847           --        330,000           -0-       $398,210

William J. Calise, Jr. ....  2001   426,667          -0-       38,471           --         82,500           -0-         19,564
 Senior Vice President,      2000   407,917      325,000       42,260           --         82,500           -0-            -0-
 General Counsel and         1999   385,000      400,000       42,467        5,000         82,500           -0-         65,224
   Secretary

Keith D. Nosbusch..........  2001   410,000          -0-       37,397           --        120,000           -0-         11,670
 Senior Vice President       2000   350,000      200,000       73,101           --         90,000       107,901         20,342
 and President, Rockwell     1999   290,722      275,000       25,274           --         55,950           -0-         24,451
 Automation Control Systems

Joseph D. Swann............  2001   310,000          -0-       16,503           --         60,000           -0-            -0-
 Senior Vice President       2000   282,500      125,000       27,028           --         45,000        88,197            -0-
 and President, Rockwell     1999   271,667      175,000       11,042           --         37,500           -0-        142,046
 Automation Power
   Systems(6)

Michael A. Bless...........  2001   278,875          -0-       37,233           --         24,750           -0-             32
 Senior Vice President and   2000   254,500      100,000        3,628           --         24,750           -0-          3,275
 Chief Financial Officer(7)  1999   240,000      150,000       20,375           --         24,750           -0-         15,259

W. Michael Barnes..........  2001   428,333          -0-       38,339           --        115,500           -0-         26,183
 Senior Vice President,      2000   490,000      450,000       37,805           --        115,500           -0-            -0-
 Finance & Planning          1999   462,500      550,000       46,498        5,000        115,500           -0-        154,150
 & Chief Financial
   Officer(8)


---------


  (1) Amounts contributed or accrued for fiscal years 2001, 2000 and 1999 for the Named Officers under the Corporation's Savings Plan and the related supplemental savings plan; amounts contributed or accrued for Mr. Nosbusch under Allen-Bradley's Employee Savings Plan for Salaried Employees and the related supplemental savings plan for part of 1999; amounts contributed or accrued for Mr. Swann under Reliance Electric's Employee Savings Plan and the related supplemental savings plans for 1999 and amounts contributed or accrued for Mr. Barnes under the Corporation's Deferred Compensation Plan for fiscal year 2000. For fiscal year 1999, the amounts are principally attributable to accruals under the supplemental plans in respect of investment gains. For fiscal years 2001 and 2000, contributions or accruals under the supplemental plans and Deferred Compensation Plan were offset by investment losses.


  (2) Amounts awarded, even if deferred, under the Annual Incentive Compensation Plan for Senior Executive Officers for Messrs. Davis, Calise, Nosbusch and Barnes for fiscal years 2000 and 1999 and under the Incentive Compensation Plan for Messrs. Swann and Bless for fiscal years 2000 and 1999.



  (3) Shares were adjusted on June 29, 2001 and December 31, 1998 as applicable to preserve the intrinsic value of options for shares of Common Stock of the Corporation following the pro-rata distributions of shares of Rockwell Collins, Inc. and Conexant Systems, Inc. These adjustments are not reflected in the table.


  (4) Cash and market value of Common Stock paid in respect of performance units granted under business unit long-term incentive plans for the three-year performance period ended September 30, 2000 for Messrs. Nosbusch and Swann.

  (5) Mr. Davis' bonus for 1999 was paid in part by delivery of 17,500 shares of restricted Common Stock, valued at the closing price on the New York Stock Exchange--Composite Transactions on December 1, 1999, the date of the bonus award ($50.00).

  (6) Vice President of the Corporation prior to June 2001.


  (7) Vice President from February 2001 through June 2001; Vice President, Finance--Rockwell Automation Control Systems from June 1999 through June 2001; Vice President, Corporate Development and Planning prior thereto.



  (8) Mr. Barnes resigned as an executive officer in June 2001 in connection with the spin-off of Rockwell Collins and remained an active employee of the Corporation through July 31, 2001.

                                 OPTION GRANTS


     Shown below is further information on grants to the Named Officers of stock options pursuant to the 2000 Long-Term Incentives Plan during the fiscal year ended September 30, 2001, which are reflected in the Summary Compensation Table on page 9. No stock appreciation rights were granted during fiscal 2001.



                                                                                                         Grant Date
                                         Individual Grants                                                 Value
----------------------------------------------------------------------------------------------------  ----------------
                                           Number of
                                          Securities    Percentage of
                                          Underlying    Total Options
                                            Options       Granted to      Exercise or
                                            Granted      Employees in      Base Price     Expiration     Grant Date
                  Name                    (Shares)(1)    Fiscal 2001     (Per Share)(1)      Date     Present Value(2)
                  ----                    -----------    -----------     --------------   ----------  ----------------
Don H. Davis, Jr........................  220,000(3)        5.10%           $29.9375       10/2/10       $2,442,000
                                          110,000(4)        2.55%            29.9375       10/2/10        1,221,000
William J. Calise, Jr...................   55,000(3)        1.28%            29.9375       10/2/10          610,500
                                           27,500(4)        0.64%            29.9375       10/2/10          305,250
Keith D. Nosbusch.......................   80,000(3)        1.85%            29.9375       10/2/10          888,000
                                           40,000(4)        0.93%            29.9375       10/2/10          444,000
Joseph D. Swann.........................   40,000(3)        0.93%            29.9375       10/2/10          444,000
                                           20,000(4)        0.46%            29.9375       10/2/10          222,000
Michael A. Bless........................   16,500(3)        0.38%            29.9375       10/2/10          183,150
                                            8,250(4)        0.19%            29.9375       10/2/10           91,575
W. Michael Barnes.......................   77,000(3)        1.79%            29.9375       10/2/10          854,700
                                           38,500(4)        0.89%            29.9375       10/2/10          427,350


---------


(1) Shares and exercise price were adjusted on June 29, 2001 to preserve the intrinsic value of options following the pro rata distribution of shares of Rockwell Collins. These adjustments are not reflected in the table.






(2) These values are based on the Black-Scholes option pricing model which produces a per share option value of $11.10 for the October 2, 2000 grant, computed using the following assumptions and inputs: options exercised 7 1/2 years from the grant date, expected stock price volatility of 0.33, dividend yield of 2.29% and an interest rate of 6.038%. The interest rate represents the zero coupon Treasury bond rate with a maturity date 7 1/2 years from the date the options were granted. The actual value, if any, the executive officers may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.



(3) Granted on October 2, 2000 and exercisable in three substantially equal installments beginning October 2, 2001.



(4) Granted on October 2, 2000 and became exercisable on October 2, 2001 after closing market price reached at least 150% of the grant date closing market price of the Corporation's Common Stock on 20 consecutive trading days.



     The Black-Scholes option pricing methodology, on which the present value of the stock options granted to the Named Officers is based, attempts to portray the value of an option at the date of grant. While the options have no value if the stock price does not increase, were the $11.10 present value of the possible future gains on the options granted October 2, 2000 used to derive a future stock price at the end of the 7 1/2 year period when it is assumed the options would be exercised, the shareowners of the approximately 183 million shares outstanding on the grant date of those options (assuming that number of shares remains outstanding) would realize aggregate appreciation of approximately $3.2 billion compared to aggregate appreciation on the options for the Named Officers of approximately $13 million (assuming that they hold their options or the shares acquired on exercise thereof for the whole 7 1/2 year period).

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES


     Shown below is information with respect to (i) exercises by the Named Officers during fiscal 2001 of options to purchase the Corporation's Common Stock granted under the 2000 Long-Term Incentives Plan, the 1995 Long-Term Incentives Plan or the 1988 Long-Term Incentives Plan and (ii) the unexercised options to purchase the Corporation's Common Stock granted to the Named Officers in fiscal 2001 and prior years under any of those plans and held by them at September 30, 2001.


                                                                    Number of Unexercised
                                      Shares                           Options Held at
                                     Acquired                       September 30, 2001(1)
                                        on            Value         ---------------------
              Name                  Exercise(1)    Realized(1)   Exercisable   Unexercisable
              ----                  -----------    -----------   -----------   -------------
Don H. Davis, Jr.................     --             $--          1,039,913(3)    674,770
William J. Calise, Jr............     --              --            300,404       168,693
Keith D. Nosbusch................     --              --            159,676       528,758
Joseph D. Swann..................     --              --            116,205       360,938
Michael A. Bless.................     --              --             66,443        50,608
W. Michael Barnes................     10,305          39,773        612,845(3)    172,870(4)

                                       Value of Unexercised
                                   In-the-Money Options Held at
                                     September 30, 2001(1)(2)
                                   ----------------------------
              Name                 Exercisable    Unexercisable
              ----                 -----------    -------------
Don H. Davis, Jr.................   $2,556,890      $1,375,787
William J. Calise, Jr............      630,626         343,948
Keith D. Nosbusch................      194,453       1,039,343
Joseph D. Swann..................      370,064         697,144
Michael A. Bless.................       94,660         103,185
W. Michael Barnes................    2,084,698         286,802


---------


(1) Does not include options or shares acquired on exercise of options for shares of Rockwell Collins and Conexant Systems, Inc. issued in connection with the anti-dilution adjustment made June 29, 2001 and December 31, 1998, respectively, to options for the Corporation's Common Stock following the pro-rata distribution of shares of Rockwell Collins and Conexant Systems, Inc.


(2) Based on the closing price on the New York Stock Exchange--Composite Transactions of the Corporation's Common Stock on September 28, 2001 ($14.68).


(3) Excludes 25,450 exercisable options with a value of $132,857 and 30,000 exercisable options with no value because the exercise price was greater than the value of the shares underlying the options granted to Mr. Davis and 30,000 exercisable options with no value because the exercise price was greater than the value of the shares underlying the options granted to Mr. Barnes that have been assigned to or for the benefit of family members and are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.


(4) Excludes 60,000 unexercisable options with a value of $184,572 granted to Mr. Barnes that have been assigned to family members and that are not attributable to him pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Management Development Committee of the Board of Directors, which consists entirely of non-employee directors, has furnished the following report on executive compensation:

COMPENSATION PHILOSOPHY

     Under the Committee's supervision, the Corporation has developed and implemented compensation policies, plans and programs intended to "pay for performance." The Committee sets base salaries generally somewhat below the median of other major U.S. industrial companies, and provides opportunity for above-median compensation through the Corporation's annual and long-term incentive plans which depend heavily on corporate, business unit and individual performance. The Committee considers the total compensation (earned or potentially available) of each of the Named Officers and the other senior executives in establishing each element of compensation. In its review the Committee considers industry, peer group and national surveys of other major U.S. industrial companies and performance judgments as to the past and expected future contributions of the individual senior executives.

EMPLOYEE STOCK OWNERSHIP

     The Committee believes the focus on "pay for performance" is sharpened by aligning closely the financial interests of the Corporation's key executives with those of the shareowners. Accordingly, it had set minimum Ownership Guidelines.


     As a result of the Rockwell Collins spin-off in June 2001, the value of each officer's stock holdings was reduced by 61%. Accordingly, the Committee has determined to suspend the guidelines for 2002 in order to reconsider what should be the appropriate guidelines.

COMPONENTS OF COMPENSATION


     - BASE SALARY--The Committee reviewed and approved the Chief Executive Officer's base salary (which was not changed in fiscal 2001), and an annual salary plan for the Corporation's other senior executives near the beginning of the 2001 fiscal year and periodically during the fiscal year for new officers.


     - ANNUAL INCENTIVES--In the early part of each fiscal year, the Committee reviews with the Chief Executive Officer the Corporate Goals and Objectives. These include measurable financial return and shareowner value creation objectives as well as long-term leadership goals that in part require more subjective assessments. After the end of the year, the Committee evaluates the Corporation's performance and considers the results together with the contributions made by and the levels of responsibility of the individual executives in awarding annual incentive compensation. The incentive compensation for executives responsible for the management of business units is largely determined by the extent to which the respective business unit achieves goals established at the beginning of each year tailored to the particular business unit.


     In fiscal 2001, the principal financial goals were not met. Although the Committee believes this was largely due to the recessionary economic environment in the markets the Corporation serves, the Committee has reduced annual incentive payouts for fiscal 2001 by approximately 85% (on a comparable basis) in line with its "pay for performance" philosophy. None of the Named Officers, including the chief executive officer, received any incentive compensation in fiscal 2001.


     - LONG-TERM INCENTIVES--The Corporation's 2000 Long-Term Incentives Plan provides the flexibility to grant long-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. Annually, the Committee evaluates the type of long-term incentive it believes is most likely to achieve the Corporation's total compensation objectives.

     In fiscal 2001, long-term incentives for all senior and middle-management executives were provided solely through stock option grants, and those grants were made near the beginning of the fiscal year. The Committee believes that stock option grants better meet the objectives of the long-term incentive plans, including particularly the alignment of management's interests with those of the shareowners.

     - COMPENSATION DEDUCTIBILITY--It is anticipated that all 2001 compensation to the Named Officers will be fully deductible under Internal Revenue Code
Section 162(m). Accordingly, the Committee determined that a policy with respect to qualifying compensation paid to Named Officers for deductibility was not necessary.

COMPENSATION OF THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

     Mr. Davis' base salary, which has been in effect since October 1999, is $900,000. His total annual cash compensation continues to be substantially dependent on annual incentive compensation tied to the Committee's assessment of his and the Corporation's performance. As discussed previously, the Committee determined that Mr. Davis would receive no incentive compensation award for fiscal 2001.

     At the beginning of fiscal 2001, the Committee granted Mr. Davis the same number of options as it granted for fiscal 2000. The Committee considered information on Mr. Davis' total compensation and historical information regarding his long-term compensation opportunities, as well as Mr. Davis' past and expected future contributions to the Corporation's achievement of its long-term performance goals.

     The Board in Executive Session (when Mr. Davis was not present), as provided in the Corporation's Corporate Governance Guidelines, received and discussed the Committee's evaluation of the Corporation's and Mr. Davis' performance in the 2001 fiscal year.

               COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

  John D. Nichols, Chairman         Bruce M. Rockwell
  William T. McCormick, Jr.         Joseph F. Toot, Jr.

                   SHAREOWNER RETURN PERFORMANCE PRESENTATION


     Set forth below is a line graph comparing the cumulative total shareowner return on the Corporation's Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P Electrical Equipment Index for the period of five fiscal years which commenced October 1, 1996 and ended September 30, 2001, assuming in each case a fixed investment of $100 at the respective closing prices on September 30, 1996 and reinvestment of all dividends.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

             ROCKWELL, S&P COMPOSITE-500 & S&P ELECTRICAL EQUIPMENT

                                                        ROCKWELL               S&P COMPOSITE - 500      S&P ELECTRICAL EQUIPMENT
                                                        --------               -------------------      ------------------------
1996                                                     100.00                      100.00                      100.00
1997                                                     121.41                      140.45                      145.15
1998                                                      80.95                      153.15                      163.15
1999                                                     144.97                      195.73                      244.38
2000                                                      85.66                      221.73                      341.58
2001                                                     101.70                      162.71                      214.79

THE CUMULATIVE TOTAL RETURNS ON ROCKWELL COMMON STOCK AND EACH INDEX AS OF EACH SEPTEMBER 30, 1996-2001 PLOTTED IN THE ABOVE GRAPH ARE AS FOLLOWS:


                                               1996      1997      1998     1999      2000     2001
                                               ----      ----      ----     ----      ----     ----
 Rockwell*..................................  $100.00   $121.41   $80.95   $144.97   $85.66   $101.70
 S&P Composite -- 500.......................   100.00    140.45   153.15    195.73   221.73    162.71
 S&P Electrical Equipment...................   100.00    145.15   163.15    244.38   341.58    214.79
 Dividends per common share during fiscal
   year ended September 30..................     1.16      1.16     1.02      1.02     1.02      0.93


---------


 * Includes the reinvestment of all dividends in Rockwell common stock, including the value of the dividends related to the receipt of 0.042 share of Boeing common stock on December 6, 1996; the receipt of 0.333 share of Meritor (now ArvinMeritor) common stock on September 30, 1997; the receipt of
   0.5 share of Conexant common stock on January 4, 1999; and the receipt of 1 share of Rockwell Collins common stock on June 29, 2001.

                                RETIREMENT PLANS


     The following table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including officers, in the earnings and years of service classifications indicated, under the Corporation's retirement plans which cover most officers and other salaried employees on a non-contributory basis, and under the Rockwell Collins' retirement plans for Mr. Barnes. Such benefits reflect a reduction to recognize in part the Corporation's cost of Social Security benefits related to service for the Corporation. The Corporation's plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.


     Average                               Estimated Annual Retirement Benefits for Years of Service Indicated
      Annual                -------------------------------------------------------------------------------------------------
     Earnings               5 Years    10 Years    15 Years     20 Years     25 Years     30 Years     35 Years     40 Years
     --------               -------    --------    --------     --------     --------     --------     --------     --------
    $  500,000   .........  $ 65,802   $131,657   $  197,458   $  209,493   $  221,528   $  233,563   $  256,117   $  287,956
     1,000,000   .........   132,452    265,007      397,458      421,993      446,528      471,063      518,617      581,706
     1,500,000   .........   199,102    398,357      597,458      634,493      671,528      708,563      781,117      875,456
     2,000,000   .........   265,752    531,707      797,458      846,993      896,528      946,063    1,043,617    1,169,206
     2,500,000   .........   332,402    665,057      997,458    1,059,493    1,121,528    1,183,563    1,306,117    1,462,956
     3,000,000   .........   399,052    798,407    1,197,458    1,271,993    1,346,528    1,421,063    1,568,617    1,756,706

     Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five years of the ten years preceding retirement. The credited years of service for Messrs. Davis, Calise, Nosbusch, Swann, Bless and Barnes are 38, 7, 27, 32, 4 and 33, respectively.


     Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, the Corporation has a nonqualified supplemental pension plan which authorizes the payment out of general funds of the Corporation of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections.


                               OTHER ARRANGEMENTS


     In June 2001, the Corporation entered into change of control agreements with each of the Named Officers, except Mr. Barnes, and with certain other executives. Each agreement has a term of three and one-half years and becomes effective upon a "change of control" of the Corporation during that term. Each agreement provides for the continuing employment of the executive for three years after the change of control on conditions no less favorable than those in effect before the change of control. If the executive's employment is terminated by the Corporation without "cause" or if the executive terminates his employment for "good reason" within that three year period, the executive is entitled to severance benefits equal to a multiple of his annual compensation, including bonus, and continuation of other benefits for a number of years equal to the multiple. The multiple is 3 for each of the Named Officers and 3 or 2 for the other executives. In addition, if the executive terminates his own employment for any reason during a 30-day window period beginning one year after the change of control, the executive is also entitled to these severance benefits. The executives are entitled to an additional payment, if necessary, to make them whole as a result of any excise tax imposed by the Internal Revenue Code on these change of control payments, unless the safe harbor below which the excise tax is imposed is not exceeded by more than 10%, in which event the payments will be reduced to avoid the excise tax.



     In connection with the spin-off of Rockwell Collins, all employees at the Corporation's headquarters were given the opportunity to elect a separation payment in lieu of continued employment with the Corporation, with the payment amount based on length of service and position with the Corporation. Under that program, which was assumed by Rockwell Collins as part of the spin-off on June 29, 2001, Mr. Barnes, a 33-year employee and Senior Vice President of the Corporation, received from Rockwell Collins a twenty-four month payment of base salary. In addition, he received the ownership of his existing country club memberships.

     The Named Officers participate in the Corporation's non-qualified supplemental pension plan, supplemental savings plan and deferred compensation plan. The Corporation has established a master rabbi trust relating to these non-qualified plans. The master rabbi trust requires that, upon a change of control of the Corporation, the Corporation fund the trust in a cash amount equal to the unfunded accrued liabilities as of such time of these non-qualified plans.


                             SELECTION OF AUDITORS

     The directors of the Corporation have selected the firm of Deloitte & Touche LLP (D&T) as the auditors of the Corporation for the fiscal year ending September 30, 2002, subject to the approval of the shareowners. D&T, and its predecessors, have acted for the Corporation, and its predecessors, as auditors since 1934.

     Before the Audit Committee recommended to the full Board the appointment of D&T, it carefully considered the qualifications of that firm, including their performance in prior years and their reputation for integrity and for competence in the fields of accounting and auditing. Representatives of D&T are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

     The following table sets forth the aggregate fees for services provided by D&T for the fiscal year ended September 30, 2001 (in millions):


Audit Fees(1)...............................................  $2.3
Financial Information Systems
     Design and Implementation Fees(2)(3)...................  $1.3
All Other Fees
     Audit of Rockwell Collins financial statements in
      connection with spin-off(3)...........................  $3.2
     Audit related services, including statutory audits and
      employee benefit plan audits..........................  $1.4
     Tax services, including tax return preparation.........  $6.0
     Other..................................................  $1.0


---------------


(1) Audit of 2001 annual financial statements and review of financial statements included in Forms 10-Q for fiscal 2001.


(2) Fees related to implementation of financial information systems at Rockwell Collins.

(3) On June 29, 2001, the Corporation completed the spin-off of its Rockwell Collins avionics and communications business into an independent, separately traded, publicly held company.

     The Audit Committee considered and determined that the provision of non-audit services by D&T was compatible with maintaining the firm's independence.

    AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE NAME OF CORPORATION


     The Board of Directors proposes and recommends that the shareowners approve an amendment ("Amendment") to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation from "Rockwell International Corporation" to "Rockwell Automation, Inc." The name change is intended to better reflect the nature of the Corporation's business. With the spin-off of the Rockwell Collins avionics and communications business on June 29, 2001, the Corporation's focus has become automation. Since the spin-off, the Corporation has been doing business under the name "Rockwell Automation" and now proposes to change its legal name to that name. The name change will not alter any rights of shareowners.



     If this proposal is approved, Article FIRST of the Restated Certificate of Incorporation will be amended to read as follows:



       "FIRST: THE NAME OF THE CORPORATION IS ROCKWELL AUTOMATION, INC."



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT.

                                 VOTE REQUIRED


     The three nominees for election as directors to serve until the 2005 Annual Meeting of Shareowners who receive the greatest number of votes cast for the election of directors at the meeting by the holders of the Corporation's Common Stock entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Corporation's Common Stock present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the action proposed in item (b) of the accompanying Notice of 2002 Annual Meeting of Shareowners. An affirmative vote of the holders of a majority of the outstanding voting power of the Corporation's Common Stock is necessary to approve the action proposed in item
(c) of the accompanying Notice of 2002 Annual Meeting of Shareowners.



     Under Delaware law and the Corporation's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all shareowners present in person or represented by proxy at the meeting, whether those shareowners vote "for", "against" or abstain from voting (including broker non-votes), will be counted for purposes of determining the minimum number of affirmative votes required for approval of item (b) and the total number of votes cast "for" that matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. The shares of a shareowner who abstains from voting on a matter or whose shares are not voted by reason of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting or a broker non-vote on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors (assuming a quorum is present) and has the same legal effect as a vote "against" any other matter even though the shareowner or interested parties analyzing the results of the voting may interpret such a vote differently.


                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may be presented at the meeting. The Corporation's By-Laws required notice by November 9, 2001 for any matter to be brought before the meeting by a shareowner. In the event of a vote on any matters other than those referred to in items (a), (b) and (c) of the accompanying Notice of 2002 Annual Meeting of Shareowners, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT


     Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareowners are required by Securities and Exchange Commission regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.


     Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2001.

                                 ANNUAL REPORTS

     The Corporation's Annual Report to Shareowners, including the Annual Report on Form 10-K and financial statements, for the fiscal year ended September 30, 2001, has been mailed to shareowners in advance of this Proxy Statement.

                SHAREOWNER PROPOSALS FOR ANNUAL MEETING IN 2003


     To be eligible for inclusion in the Corporation's proxy statement, shareowner proposals for the 2003 Annual Meeting of Shareowners must be received on or before August 23, 2002 at the Office of the Secretary at the Corporation's World Headquarters, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. In addition, the Corporation's By-Laws require a shareowner desiring to propose any matter for consideration of the shareowners at the 2003 Annual Meeting of Shareowners to notify the Corporation's Secretary in writing at the address listed in the preceding sentence on or after October 9, 2002 and on or before November 8, 2002. If the number of directors to be elected to the Board at the 2003 Annual Meeting of Shareowners is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the increased size of the Board on or before October 29, 2002, a shareowner proposal with respect to nominees for any new position created by such increase will be considered timely if received by the Corporation's Secretary by not later than the tenth day following such public announcement by the Corporation.


                            EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone, facsimile or e-mail, by a few regular employees of the Corporation without additional compensation. The Corporation does not expect to pay any compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.


                                                               December 17, 2001

                                                                      APPENDIX A

                       ROCKWELL INTERNATIONAL CORPORATION

                            AUDIT COMMITTEE CHARTER

     The Audit Committee has been constituted by the Board to assist the Board in overseeing (1) the integrity of the financial statements of the Corporation,
(2) the compliance by the Corporation with legal and regulatory requirements and
(3) the independence and performance of the Corporation's internal and external auditors.


     The Audit Committee shall consist of at least three members of the Board of Directors, one of which shall be designated as the chairman, each of whom shall meet the independence and experience requirements of the New York Stock Exchange. The members and the chairman of the Audit Committee shall be appointed by the Board. The Audit Committee shall meet at least four times a year and shall make regular reports to the Board.



     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.


     The Audit Committee shall:

       1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

       2. Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.


       3. Recommend to the Board of Directors that the annual audited financial statements be included in the Corporation's Annual Report on Form 10-K. Submit the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual meeting proxy statement.



       4. Review with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including major changes to the Corporation's accounting principles and practices.



       5. Review by the Chairman of the Committee (or another member of the Committee designated by the Chairman) with management and the independent auditors the quarterly earnings news release prior to issuance and the Corporation's quarterly financial statements prior to the filing of the Quarterly Report on Form 10-Q.



       6. Meet periodically to review with management and the independent auditors their views on the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.



       7. Evaluate the performance of the independent auditors and recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and Board.



       8. Approve the fees to be paid to the independent auditors.



       9. Receive periodic reports from the independent auditors regarding the auditors' independence, discuss such reports with the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.



      10. Meet with the independent auditors to review and approve the scope of the audit.



      11. Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

      12. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 relating to the conduct of the audit.



      13. Review with the independent auditors any significant problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Corporation's response to that letter. Such review should include any restrictions on the scope of activities or access to required information, significant changes to the Audit Plan and any disagreements with management, which if not satisfactorily resolved would have affected the auditor's opinion.



      14. Review the appointment of and periodically review the performance of the General Auditor.



      15. Review with the Corporation's General Auditor:


          (a) the internal audit department responsibilities, budget and staffing;

          (b) the scope of the annual internal audit plan;

          (c) any comments the General Auditor may have on major issues related to the internal audit activities or restrictions, if any, imposed on them; and


          (d) any significant findings of internal audits and management's responses.



      16. Monitor compliance by the employees of the Corporation and its subsidiary and controlled affiliated entities with the Corporation's standards of business conduct policies.



      17. Review with the Corporation's General Counsel legal matters that may have a material effect on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.



      18. Meet regularly with the Corporation's senior executive officers, the Corporation's General Auditor and the independent auditors in separate executive sessions.



      19. Review any other matter brought to its attention within the scope of its duties.


     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those duties are the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Corporation's standards of business conduct policies.

If you plan to attend the Annual Meeting of Shareowners TO BE HELD IN MILWAUKEE, WISCONSIN on February 6, 2002, please be sure to request an admittance card by:


- marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;

- indicating your desire to attend the meeting through the Corporation's telephone or internet voting procedure; or

- calling the Corporation's Shareowner Relations line at 414-212-5300.

                                                           Please mark
                                                           your votes as
                                                           indicated in   [X]
                                                           this example


WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THE PROXY "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL (B) AND "FOR" PROPOSAL (C) AND WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS (B) AND
(C).

                             FOR all nominees   WITHHOLD AUTHORITY
(A)  Election of directors:    listed below       to vote for all
                            (except as marked     nominees listed
                             to the contrary)         below
                                 [  ]                  [  ]
Nominees: 01 B.M. Rockwell, 02 J.F. Toot, Jr., 03 K.F. Yontz (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------

                                      FOR    AGAINST   ABSTAIN
(B)  The selection of auditors:       [  ]    [  ]       [  ]

                                      FOR    AGAINST   ABSTAIN
(C)  The change of corporate name:    [  ]    [  ]       [  ]


                           Mark here if you plan to attend the meeting.
                            We will send you an Admittance Card. [ ]

                    By checking the box to the right, I consent to view the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation. [ ]

                    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

SIGNATURE ____________ SIGNATURE(S) IF HELD JOINTLY ________________ DATE ______

Please sign this proxy as your name appears on the Corporation's corporate records. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                             YOUR VOTE IS IMPORTANT

                                    INTERNET
                           http://www.eproxy.com/rok

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your CONTROL NUMBER, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-435-6710
                          (FOR U.S. SHAREOWNERS ONLY)

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your CONTROL NUMBER, located in the box below, and then follow the directions given. After voting, you will be asked if you wish to attend the meeting or consent to view annual reports and proxy statements via the Internet.

                                       OR

                                      MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.
YOUR INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE NAMED PROXIES TO VOTE
     YOUR SHARES IN THE SAME MANNER AS IF YOU RETURNED A SIGNED PROXY CARD.

                             THANK YOU FOR VOTING.

                                      PROXY
                       ROCKWELL INTERNATIONAL CORPORATION
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints D.H. Davis, Jr., W.T. McCormick, Jr. and J.D. Nichols, jointly and severally, proxies, with full power of substitution, to vote shares of capital stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 6, 2002 or any adjournment thereof. SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED OR, IF NO SPECIFICATION IS MADE, "FOR" THE ELECTION OF THE THREE NOMINEES PROPOSED FOR ELECTION AS DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING IN 2005, "FOR" PROPOSAL (B) AND "FOR" PROPOSAL (C), AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE; NO BOXES NEED TO BE CHECKED.

Comments:
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
                 (continued and to be signed on the other side)
--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                       ROCKWELL INTERNATIONAL CORPORATION

                         ANNUAL MEETING OF SHAREOWNERS
                          WEDNESDAY, FEBRUARY 6, 2002
                                   10:00 A.M.

                               THE PFISTER HOTEL
                           424 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN

                            YOUR VOTE IS IMPORTANT!
                  YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
           SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS PROXY CARD.

        IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL INTERNATIONAL'S
                  PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                          CONSENTED TO VIEW THEM ON THE
                INTERNET, GO TO THE FOLLOWING INTERNET ADDRESSES:
        PROXY STATEMENT: http://www.rockwellautomation.com/invrelations/
                              pdfs/2002_proxy.pdf
         ANNUAL REPORT: http://www.rockwellautomation.com/invrelations/
                             report2001/index.html

                                                            Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                            this example

WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL (B) AND "FOR" PROPOSAL
(C) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS (B) AND (C).

                              FOR all nominees    WITHHOLD AUTHORITY
(A)  Election of directors:     listed below        to vote for all
                             (except as marked      nominees listed
                              to the contrary)           below
                                   [  ]                  [  ]
Nominees: 01 B.M. Rockwell, 02 J.F. Toot, Jr., 03 K.F. Yontz (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------

                                      FOR    AGAINST   ABSTAIN
(B)  The selection of auditors:       [  ]    [  ]       [  ]

                                      FOR    AGAINST   ABSTAIN
(C)  The change of corporate name:    [  ]    [  ]       [  ]


                               Mark here if you plan to attend the meeting.
                                We will send you an Admittance Card. [ ]

               By checking the box to the right, I consent to view the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation. [ ]

               In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.


SIGNATURE _______________ SIGNATURE(S) IF HELD JOINTLY____________ DATE ________

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                             YOUR VOTE IS IMPORTANT


                                    INTERNET
                           http://www.eproxy.com/rok

Use the Internet to vote. Have your direction card in hand when you access the website. You will be prompted to enter your CONTROL NUMBER, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-435-6710
                          (FOR U.S. SHAREOWNERS ONLY)

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your CONTROL NUMBER, located in the box below, and then follow the directions given. After voting, you will be asked if you wish to attend the meeting or consent to view annual reports and proxy statements via the Internet.

                                       OR

                                      MAIL

Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

                    IF YOU VOTE BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR DIRECTION CARD.
       YOUR INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE TRUSTEE
         IN THE SAME MANNER AS IF YOU RETURNED A SIGNED DIRECTION CARD.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

                    ROCKWELL COLLINS RETIREMENT SAVINGS PLAN
                         FOR BARGAINING UNIT EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell International capital stock held for my account in the Rockwell Collins Retirement Savings Plan for Bargaining Unit Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 6, 2002, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES "FOR" EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                 (continued and to be signed on the other side)
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                           WEDNESDAY, FEBRUARY 6, 2002
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                               MILWAUKEE, WISCONSIN

                             YOUR VOTE IS IMPORTANT!
              YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
         SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

        IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL INTERNATIONAL'S
                  PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                          CONSENTED TO VIEW THEM ON THE
                INTERNET, GO TO THE FOLLOWING INTERNET ADDRESSES:
       PROXY STATEMENT: http://www.rockwellautomation.com/invrelations/
                              pdfs/2002_proxy.pdf
         ANNUAL REPORT: http://www.rockwellautomation.com/invrelations/
                             report2001/index.html

                                                            Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                            this example


WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT "FOR" THE ELECTION OF DIRECTORS. "FOR" PROPOSAL (B) AND "FOR" PROPOSAL
(C) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS (B) AND (C).

                              FOR all nominees    WITHHOLD AUTHORITY
(A)  Election of directors:  listed below          to vote for all
                             (except as marked      nominees listed
                              to the contrary)          below
                                  [  ]                   [  ]
Nominees: 01 B.M. Rockwell, 02 J.F. Toot, Jr., 03 K.F. Yontz
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------

                                      FOR    AGAINST   ABSTAIN
(B)  The selection of auditors:       [  ]    [  ]       [  ]

                                      FOR    AGAINST   ABSTAIN
(C)  The change of corporate name:    [  ]    [  ]       [  ]

                               Mark here if you plan to attend the meeting.
                                   We will send you an Admittance Card. [ ]

                By checking the box to the right, I consent to view the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation. [ ]

                In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

SIGNATURE _______________ SIGNATURE(S) IF HELD JOINTLY____________ DATE ________

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                            YOUR VOTE IS IMPORTANT

                                    INTERNET
                           http://www.eproxy.com/rok

Use the Internet to vote. Have your direction card in hand when you access the website. You will be prompted to enter your CONTROL NUMBER, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-435-6710
                          (FOR U.S. SHAREOWNERS ONLY)

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your CONTROL NUMBER, located in the box below, and then follow the directions given. After voting, you will be asked if you wish to attend the meeting or consent to view annual reports and proxy statements via the Internet.

                                       OR

                                      MAIL

Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

                    IF YOU VOTE BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR DIRECTION CARD.
       YOUR INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE TRUSTEE
         IN THE SAME MANNER AS IF YOU RETURNED A SIGNED DIRECTION CARD.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

                    ROCKWELL COLLINS RETIREMENT SAVINGS PLAN
                              FOR HOURLY EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell International capital stock held for my account in the Rockwell Collins Retirement Savings Plan for Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 6, 2002, and at any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES "FOR" EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.


                 (continued and to be signed on the other side)
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                       ROCKWELL INTERNATIONAL CORPORATION

                         ANNUAL MEETING OF SHAREOWNERS
                          WEDNESDAY, FEBRUARY 6, 2002
                                   10:00 A.M.

                               THE PFISTER HOTEL
                           424 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN

                            YOUR VOTE IS IMPORTANT!
                  YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
         SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

        IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL INTERNATIONAL'S
                 PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                         CONSENTED TO VIEW THEM ON THE
               INTERNET, GO TO THE FOLLOWING INTERNET ADDRESSES:
PROXY STATEMENT: http://www.rockwellautomation.com/invrelations/pdfs/2002_proxy.pdf
ANNUAL REPORT: http://www.rockwellautomation.com/invrelations/report2001/index.html

                                                            Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                            this example

WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL (B) AND "FOR" PROPOSAL
(C) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS (B) AND (C).

                              FOR all nominees       WITHHOLD
(A)  Election of directors:     listed below         AUTHORITY
                             (except as marked    to vote for all
                              to the contrary)  nominees listed below
                                   [  ]                 [  ]
Nominees: 01 B.M. Rockwell, 02 J.F. Toot, Jr., 03 K.F. Yontz
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------

                                      FOR    AGAINST   ABSTAIN
(B)  The selection of auditors:       [  ]    [  ]       [  ]

                                      FOR    AGAINST   ABSTAIN
(C)  The change of corporate name:    [  ]    [  ]       [  ]


                               Mark here if you plan to attend the meeting. We
                                      will send you an Admittance Card. [ ]

                By checking the box to the right, I consent to view the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation. [ ]

                In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

SIGNATURE _______________ SIGNATURE(S) IF HELD JOINTLY____________ DATE ________

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                             YOUR VOTE IS IMPORTANT


                                    INTERNET
                           http://www.eproxy.com/rok

 Use the Internet to vote. Have your direction card in hand when you access the website. You will be prompted to enter your CONTROL NUMBER, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-435-6710
                          (FOR U.S. SHAREOWNERS ONLY)

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your CONTROL NUMBER, located in the box below, and then follow the directions given. After voting, you will be asked if you wish to attend the meeting or consent to view annual reports and proxy statements via the Internet.

                                       OR

                                      MAIL

     Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

                    IF YOU VOTE BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR DIRECTION CARD.
       YOUR INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE TRUSTEE
         IN THE SAME MANNER AS IF YOU RETURNED A SIGNED DIRECTION CARD.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

                    ROCKWELL COLLINS RETIREMENT SAVINGS PLAN
                             FOR SALARIED EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell International capital stock held for my account in the Rockwell Collins Retirement Savings Plan for Salaried Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 6, 2002, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES "FOR" EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                 (continued and to be signed on the other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                           WEDNESDAY, FEBRUARY 6, 2002
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN

                            YOUR VOTE IS IMPORTANT!
                  YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
         SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

        IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL INTERNATIONAL'S
                  PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                          CONSENTED TO VIEW THEM ON THE
                INTERNET, GO TO THE FOLLOWING INTERNET ADDRESSES:
        PROXY STATEMENT: http://www.rockwellautomation.com/invrelations/
                              pdfs/2002_proxy.pdf
         ANNUAL REPORT: http://www.rockwellautomation.com/invrelations/
                             report2001/index.html

                                                            Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                            this example


WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL (B) AND "FOR" PROPOSAL
(C) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS (B) AND (C).

                              FOR all nominees    WITHHOLD AUTHORITY
(A)  Election of directors:  listed below          to vote for all
                             (except as marked      nominees listed
                              to the contrary)          below
                                  [  ]                   [  ]
Nominees: 01 B.M. Rockwell, 02 J.F. Toot, Jr., 03 K.F. Yontz
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------

                                      FOR    AGAINST   ABSTAIN
(B)  The selection of auditors:       [  ]    [  ]       [  ]

                                      FOR    AGAINST   ABSTAIN
(C)  The change of corporate name:    [  ]    [  ]       [  ]


                               Mark here if you plan to attend the meeting. We
                                      will send you an Admittance Card. [ ]

                By checking the box to the right, I consent to view the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation. [ ]

                In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

SIGNATURE _______________ SIGNATURE(S) IF HELD JOINTLY____________ DATE ________

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                             YOUR VOTE IS IMPORTANT

                                    INTERNET
                           http://www.eproxy.com/rok
Use the Internet to vote. Have your direction card in hand when you access the website. You will be prompted to enter your CONTROL NUMBER, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-435-6710
                          (FOR U.S. SHAREOWNERS ONLY)

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your CONTROL NUMBER, located in the box below, and then follow the directions given. After voting, you will be asked if you wish to attend the meeting or consent to view annual reports and proxy statements via the Internet.

                                       OR

                                      MAIL

Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

                    IF YOU VOTE BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR DIRECTION CARD.
       YOUR INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE TRUSTEE
         IN THE SAME MANNER AS IF YOU RETURNED A SIGNED DIRECTION CARD.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

                        ROCKWELL RETIREMENT SAVINGS PLAN
                             FOR CERTAIN EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell International capital stock held for my account in the Rockwell Retirement Savings Plan for Certain Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 6, 2002, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES "FOR" EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                 (continued and to be signed on the other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                           WEDNESDAY, FEBRUARY 6, 2002
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN

                             YOUR VOTE IS IMPORTANT!
                  YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
         SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

        IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL INTERNATIONAL'S
                  PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                          CONSENTED TO VIEW THEM ON THE
                INTERNET, GO TO THE FOLLOWING INTERNET ADDRESSES:
        PROXY STATEMENT: http://www.rockwellautomation.com/invrelations/
                              pdfs/2002_proxy.pdf
         ANNUAL REPORT: http://www.rockwellautomation.com/invrelations/
                             report2001/index.html

                                                            Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                            this example

WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL (B) AND "FOR" PROPOSAL
(C) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS (B) AND (C).

                              FOR all nominees    WITHHOLD AUTHORITY
(A)  Election of directors:     listed below        to vote for all
                             (except as marked      nominees listed
                              to the contrary)           below
                                   [  ]                  [  ]
Nominees: 01 B.M. Rockwell, 02 J.F. Toot, Jr., 03 K.F. Yontz (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------

                                      FOR    AGAINST   ABSTAIN
(B)  The selection of auditors:       [  ]    [  ]       [  ]

                                      FOR    AGAINST   ABSTAIN
(C)  The change of corporate name:    [  ]    [  ]       [  ]


                               Mark here if you plan to attend the meeting. We
                                      will send you an Admittance Card. [ ]

                By checking the box to the right, I consent to view the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation. [ ]

                In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.


SIGNATURE _______________ SIGNATURE(S) IF HELD JOINTLY____________ DATE ________

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                             YOUR VOTE IS IMPORTANT


                                    INTERNET
                           http://www.eproxy.com/rok

Use the Internet to vote. Have your direction card in hand when you access the website. You will be prompted to enter your CONTROL NUMBER, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-435-6710
                          (FOR U.S. SHAREOWNERS ONLY)

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your CONTROL NUMBER, located in the box below, and then follow the directions given. After voting, you will be asked if you wish to attend the meeting or consent to view annual reports and proxy statements via the Internet.

                                       OR

                                      MAIL

Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

                    IF YOU VOTE BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR DIRECTION CARD.
       YOUR INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE TRUSTEE
         IN THE SAME MANNER AS IF YOU RETURNED A SIGNED DIRECTION CARD.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

           ROCKWELL INTERNATIONAL CORPORATION RETIREMENT SAVINGS PLAN
                        FOR REPRESENTED HOURLY EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell International capital stock held for my account in the Rockwell International Corporation Retirement Savings Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 6, 2002, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES "FOR" EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                 (continued and to be signed on the other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                           WEDNESDAY, FEBRUARY 6, 2002
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN

                             YOUR VOTE IS IMPORTANT!
                  YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
         SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

        IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL INTERNATIONAL'S
                  PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                          CONSENTED TO VIEW THEM ON THE
                INTERNET, GO TO THE FOLLOWING INTERNET ADDRESSES:
        PROXY STATEMENT: http://www.rockwellautomation.com/invrelations/
                              pdfs/2002_proxy.pdf
         ANNUAL REPORT: http://www.rockwellautomation.com/invrelations/
                             report2001/index.html

                                                            Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                            this example

WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL (B) AND "FOR" PROPOSAL
(C) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS (B) AND (C).

                              FOR all nominees    WITHHOLD AUTHORITY
(A)  Election of directors:     listed below        to vote for all
                             (except as marked      nominees listed
                              to the contrary)           below
                                   [  ]                  [  ]
Nominees: 01 B.M. Rockwell, 02 J.F. Toot, Jr., 03 K.F. Yontz (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------

                                      FOR    AGAINST   ABSTAIN
(B)  The selection of auditors:       [  ]    [  ]       [  ]

                                      FOR    AGAINST   ABSTAIN
(C)  The change of corporate name:    [  ]    [  ]       [  ]


                               Mark here if you plan to attend the meeting.
                                 We will send you an Admittance Card. [ ]

                By checking the box to the right, I consent to view the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation. [ ]

                In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.


SIGNATURE _______________ SIGNATURE(S) IF HELD JOINTLY____________ DATE ________

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                             YOUR VOTE IS IMPORTANT


                                    INTERNET
                           http://www.eproxy.com/rok

Use the Internet to vote. Have your direction card in hand when you access the website. You will be prompted to enter your CONTROL NUMBER, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-435-6710
                          (FOR U.S. SHAREOWNERS ONLY)

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your CONTROL NUMBER, located in the box below, and then follow the directions given. After voting, you will be asked if you wish to attend the meeting or consent to view annual reports and proxy statements via the Internet.

                                       OR

                                      MAIL

Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

                    IF YOU VOTE BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR DIRECTION CARD.
       YOUR INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE TRUSTEE
         IN THE SAME MANNER AS IF YOU RETURNED A SIGNED DIRECTION CARD.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

                 ROCKWELL EMPLOYEE SAVINGS AND INVESTMENT PLAN
                        FOR REPRESENTED HOURLY EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell International capital stock held for my account in the Rockwell Employee Savings and Investment Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 6, 2002, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES "FOR" EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                 (continued and to be signed on the other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                           WEDNESDAY, FEBRUARY 6, 2002
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN

                             YOUR VOTE IS IMPORTANT!
                  YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
         SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

        IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL INTERNATIONAL'S
                  PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                          CONSENTED TO VIEW THEM ON THE
                INTERNET, GO TO THE FOLLOWING INTERNET ADDRESSES:
        PROXY STATEMENT: http://www.rockwellautomation.com/invrelations/
                              pdfs/2002_proxy.pdf
         ANNUAL REPORT: http://www.rockwellautomation.com/invrelations/
                             report2001/index.html

                                                            Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                            this example

WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL (B) AND "FOR" PROPOSAL
(C) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS (B) AND (C).

                              FOR all nominees    WITHHOLD AUTHORITY
(A)  Election of directors:     listed below        to vote for all
                             (except as marked      nominees listed
                              to the contrary)           below
                                   [  ]                  [  ]
Nominees: 01 B.M. Rockwell, 02 J.F. Toot, Jr., 03 K.F. Yontz (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------

                                      FOR    AGAINST   ABSTAIN
(B)  The selection of auditors:       [  ]    [  ]       [  ]

                                      FOR    AGAINST   ABSTAIN
(C)  The change of corporate name:    [  ]    [  ]       [  ]



                               Mark here if you plan to attend the meeting. We
                                      will send you an Admittance Card. [ ]

                By checking the box to the right, I consent to view the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation. [ ]

                In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.


SIGNATURE _______________ SIGNATURE(S) IF HELD JOINTLY____________ DATE ________

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                             YOUR VOTE IS IMPORTANT


                                    INTERNET
                           http://www.eproxy.com/rok

Use the Internet to vote. Have your direction card in hand when you access the website. You will be prompted to enter your CONTROL NUMBER, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-435-6710
                          (FOR U.S. SHAREOWNERS ONLY)

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your CONTROL NUMBER, located in the box below, and then follow the directions given. After voting, you will be asked if you wish to attend the meeting or consent to view annual reports and proxy statements via the Internet.

                                       OR

                                      MAIL

Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

                    IF YOU VOTE BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR DIRECTION CARD.
       YOUR INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE TRUSTEE
         IN THE SAME MANNER AS IF YOU RETURNED A SIGNED DIRECTION CARD.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

            ROCKWELL NON-REPRESENTED HOURLY RETIREMENT SAVINGS PLAN

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell International capital stock held for my account in the Rockwell Non-Represented Hourly Retirement Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 6, 2002, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES "FOR" EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                 (continued and to be signed on the other side)
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                           WEDNESDAY, FEBRUARY 6, 2002
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN

                             YOUR VOTE IS IMPORTANT!
                  YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
         SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

        IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL INTERNATIONAL'S
                  PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                          CONSENTED TO VIEW THEM ON THE
                INTERNET, GO TO THE FOLLOWING INTERNET ADDRESSES:
        PROXY STATEMENT: http://www.rockwellautomation.com/invrelations/
                              pdfs/2002_proxy.pdf
         ANNUAL REPORT: http://www.rockwellautomation.com/invrelations/
                             report2001/index.html

                                                            Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                            this example

WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL (B) AND "FOR" PROPOSAL
(C) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS (B) AND (C).

                              FOR all nominees    WITHHOLD AUTHORITY
(A)  Election of directors:     listed below        to vote for all
                             (except as marked      nominees listed
                              to the contrary)           below
                                   [  ]                  [  ]
Nominees: 01 B.M. Rockwell, 02 J.F. Toot, Jr., 03 K.F. Yontz (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------

                                      FOR    AGAINST   ABSTAIN
(B)  The selection of auditors:       [  ]    [  ]       [  ]

                                      FOR    AGAINST   ABSTAIN
(C)  The change of corporate name:    [  ]    [  ]       [  ]


                               Mark here if you plan to attend the meeting.
                                We will send you an Admittance Card. [ ]

                By checking the box to the right, I consent to view the Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation. [ ]

                In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.


SIGNATURE _______________ SIGNATURE(S) IF HELD JOINTLY____________ DATE ________

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

                             YOUR VOTE IS IMPORTANT


                                    INTERNET
                           http://www.eproxy.com/rok

Use the Internet to vote. Have your direction card in hand when you access the website. You will be prompted to enter your CONTROL NUMBER, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-435-6710
                          (FOR U.S. SHAREOWNERS ONLY)

Use any touch-tone telephone to vote. Have your direction card in hand when you call. You will be prompted to enter your CONTROL NUMBER, located in the box below, and then follow the directions given. After voting, you will be asked if you wish to attend the meeting or consent to view annual reports and proxy statements via the Internet.

                                       OR

                                      MAIL

Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

                    IF YOU VOTE BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR DIRECTION CARD.
       YOUR INTERNET OR TELEPHONE INSTRUCTIONS WILL AUTHORIZE THE TRUSTEE
         IN THE SAME MANNER AS IF YOU RETURNED A SIGNED DIRECTION CARD.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

                       ROCKWELL INTERNATIONAL CORPORATION
                        SALARIED RETIREMENT SAVINGS PLAN

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell International capital stock held for my account in the Rockwell International Corporation Salaried Retirement Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 6, 2002, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES "FOR" EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                 (continued and to be signed on the other side)
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                           WEDNESDAY, FEBRUARY 6, 2002
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                               MILWAUKEE, WISCONSIN

                             YOUR VOTE IS IMPORTANT!
                  YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL.
         SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

        IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL INTERNATIONAL'S
                  PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                          CONSENTED TO VIEW THEM ON THE
                INTERNET, GO TO THE FOLLOWING INTERNET ADDRESSES:
        PROXY STATEMENT: http://www.rockwellautomation.com/invrelations/
                              pdfs/2002_proxy.pdf
         ANNUAL REPORT: http://www.rockwellautomation.com/invrelations/
                             report2001/index.html

[WELLS FARGO LOGO]



December 27, 2001



TO PARTICIPANTS IN THE:

       ROCKWELL INTERNATIONAL CORPORATION SALARIED RETIREMENT SAVINGS PLAN ROCKWELL INTERNATIONAL CORPORATION NON-REPRESENTED HOURLY
          RETIREMENT SAVINGS PLAN
       ROCKWELL INTERNATIONAL CORPORATION EMPLOYEE SAVINGS AND INVESTMENT
          PLAN FOR REPRESENTED HOURLY EMPLOYEES
       ROCKWELL INTERNATIONAL CORPORATION RETIREMENT SaVINGS PLAN FOR
          REPRESENTED HOURLY EMPLOYEES
       ROCKWELL INTERNATIONAL CORPORATION RETIREMENT SAVINGS PLAN FOR
          CERTAIN EMPLOYEES
       ROCKWELL COLLINS RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES ROCKWELL COLLINS RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
       ROCKWELL COLLINS RETIREMENT SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES

In connection with the Annual Meeting of Shareowners of Rockwell International Corporation to be held February 6, 2002, enclosed are the following:

         - Rockwell International Corporation Notice of 2002 Annual Meeting and Proxy Statement

         -        Direction Card and a return envelope

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell International Corporation Savings Plans as listed above.

You should note that Internet and telephone voting has been made available to you. Please follow the Internet or telephone instructions on the Direction Card or sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by February 1, 2002 so that we may vote the shares of Rockwell International Corporation that are held for your account in accordance with your instructions. If you do not properly complete your Internet or telephone vote or properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote such shares as it deems proper.

Sincerely,


/s/ Kristin L. Wahlstrom
Kristin L. Wahlstrom
Vice President